SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      June 30, 2009
FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On June 30, 2009, FSI International, Inc. issued a press release, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of this Form 8-K:
          Exhibit 99                Press Release dated June 30, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
By:	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: June 30, 2009

Exhibit Index

Exhibit	Description

99	Press release dated June 30, 2009